Exhibit 99.1

NEWS RELEASE

HEALTH CARE PROPERTY INVESTORS, INC.

REPORTS RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2005

LONG BEACH, CA, October 31, 2005 — Health Care Property Investors, Inc. (the “Company”) (NYSE:HCP), a healthcare real estate investment trust (“REIT”), today announced operating results for the quarter ended September 30, 2005. Net income applicable to common shares for the quarter ended September 30, 2005, was $39.8 million, or $0.29 per diluted share of common stock. This compares with net income applicable to common shares of $29.2 million, or $0.22 per diluted share of common stock for the quarter ended September 30, 2004.  Net income applicable to common shares for the nine months ended September 30, 2005, was $115.7 million, or $0.86 per diluted share of common stock, compared to $107.1 million, or $0.80 per diluted share of common stock in the year ago period.

Funds From Operations (“FFO”) applicable to common shares was $68.8 million, or $0.50 per diluted share of common stock, for the quarter ended September 30, 2005, compared to FFO applicable to common shares of $48.9 million, or $0.37 per diluted share of common stock, for the quarter ended September 30, 2004. FFO applicable to common shares for the nine months ended September 30, 2005, was $192.0 million, or $1.41 per diluted share of common stock, compared to $160.9 million, or $1.21 per diluted share of common stock in the year ago period.  Prior to impairment charges, FFO applicable to common shares was $0.46 and $1.33 per diluted share of common stock for the three and nine months ended September 30, 2004, respectively.  No impairment charges were incurred in 2005.  FFO is a supplemental non-GAAP financial measure that the Company believes is helpful in evaluating the operating performance of real estate investment trusts.

RECENT DEVELOPMENTS

•                  Year-to-date, the Company acquired interests in properties and made secured loans aggregating $556 million, including the following:

•                  On October 19, 2005, the Company acquired seven medical office buildings for approximately $52 million, including assumed debt and non-managing member LLC units (“DownREIT units”) valued at $25 million and $11 million, respectively.  The medical office buildings include approximately 351,000 rentable square feet and have an initial yield of 8.2%.

•                  On August 31, 2005, the Company acquired five assisted living facilities for $41 million through a sale-leaseback transaction. These facilities have an initial lease term of 15 years, with two ten-year renewal options. The initial annual lease rate is approximately 8.5% with annual escalators based on the Consumer Price Index (“CPI”) that have a floor of 2.75%. These properties are included in a new master lease that includes 14 other properties currently leased to the operator.

•                  As previously announced, on July 22, 2005, the Company acquired twelve independent and assisted living facilities for approximately $252 million, including assumed debt and DownREIT units valued at approximately $52 million and $19 million, respectively, through a sale-leaseback transaction.  These facilities have an initial lease term of 15 years, with three ten-year renewal options.  The initial annual lease rate is approximately 7.1% with annual CPI-based escalators that have a floor of 3%.

•                  As previously announced, on July 1, 2005, the Company acquired an assisted living facility for approximately $16 million through a sale-leaseback transaction. The facility has an initial lease term of 15 years, with two ten-year renewal options.  The initial annual lease rate is approximately 8.75% with annual CPI-based escalators that have a floor of 2.75%.

•                  Year-to-date, the Company sold interests in 14 properties for approximately $53 million and recognized a gain of approximately $9 million. During the quarter ended September 30, 2005, the Company sold interests in four properties for approximately $5 million and recognized a gain of approximately $0.3 million.

•                  On July 28, 2005, in connection with the acquisition of an operator by a third party healthcare services company, the Company sold its securities in the operator and recognized a gain of approximately $2.8 million.

•                  As previously announced, on September 16, 2005, the Company issued $200 million of 4 7/8% senior unsecured notes due September 15, 2010.  The notes were priced at 99.567% of the principal amount with an effective yield of 4.974%. The Company received net proceeds of $198 million, which were used to repay outstanding indebtedness and for general corporate purposes.

•                  On October 26, 2005, the Company announced that its Board declared a quarterly cash dividend of $0.42 per share of common stock. The common stock cash dividend will be paid on November 18, 2005, to stockholders of record as of the close of business on November 7, 2005.

FUTURE OPERATIONS

For the full year 2005, the Company presently expects net income applicable to common shares to range between $1.15 and $1.19 per diluted common share, and FFO applicable to common shares to range between $1.85 and $1.89 per diluted common share.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast for Tuesday, November 1, 2005 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter ended September 30, 2005. The conference call is accessible by dialing 866-800-8649 (U.S.) and 617-614-2703 (International). The participant pass code is 77324198. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Eastern Time on November 1, 2005 through November 15, 2005 on the Company’s web site. The Company’s supplemental information package for the current period will also be available on the Company’s web site in the “Presentations” section of the “Investor Relations” tab.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered REIT that invests directly or through joint ventures in healthcare facilities. As of September 30, 2005, the Company’s portfolio of properties, excluding assets held for sale but including investments through joint ventures and mortgage loans, included 542 properties in 42 states and consisted of 28 hospitals, 165 skilled nursing facilities, 138 assisted living and continuing care retirement communities, 184 medical office buildings and 27 other healthcare facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

###

Contact:

Health Care Property Investors, Inc., Long Beach, California

Talya Nevo-Hacohen

Senior Vice President – Strategic Development and Treasurer

(562) 733-5100

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include the Company’s estimate of net income per diluted common share and FFO per diluted common share for the full year 2005. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of healthcare facilities; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing operational difficulties in the skilled nursing and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments.  Some of these risks, and other risks, are described from time to time in Health Care Property Investors, Inc.’s Securities and Exchange Commission filings.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary of Information

In thousands, except per share data

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Revenues and other income	$124,392	$109,131	$351,040	$307,266

Net income applicable to common shares	$39,759	$29,208	$115,698	$107,062

Basic earnings per common share	$0.29	$0.22	$0.86	$0.81

Diluted earnings per common share	$0.29	$0.22	$0.86	$0.80

Weighted average shares used to calculate diluted earnings per common share	136,135	133,584	135,291	133,047

Funds from operations applicable to common shares (1)	$68,767	$48,892	$191,975	$160,867

Basic funds from operations per common share (1)	$0.51	$0.37	$1.43	$1.22

Diluted funds from operations per common share (1)	$0.50	$0.37	$1.41	$1.21

Weighted average shares used to calculate diluted funds from operations per common share	141,866	133,584	140,556	134,799

Impairments	$—	$13,180	$—	$16,617

Per common share impact of impairments on diluted funds from operations	$—	$0.09	$—	$0.12

(1)

The Company believes that Funds From Operations (“FFO”) applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income. A reconciliation of net income applicable to common shares to FFO applicable to common shares is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income

In thousands, except per share data

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues and other income:
Rental revenues	$117,117	$98,110	$332,270	$275,655
Equity income (loss) from unconsolidated joint ventures	(531)	(459)	(232)	1,627
Interest and other income	7,806	11,480	19,002	29,984
	124,392	109,131	351,040	307,266

Costs and expenses:
Interest	28,262	23,167	76,872	64,125
Depreciation and amortization	27,631	22,412	78,607	62,574
Operating	13,387	10,866	42,122	30,005
General and administrative	7,301	9,446	23,447	24,849
Impairments	—	1,305	—	1,305
	76,581	67,196	221,048	182,858

Income before minority interests	47,811	41,935	129,992	124,408
Minority interests	(3,415)	(2,946)	(9,593)	(9,099)

Income from continuing operations	44,396	38,989	120,399	115,309

Discontinued operations:
Operating income	372	1,537	1,970	6,804
Gain (loss) on sales of real estate, net of impairments	273	(6,036)	9,177	796
	645	(4,499)	11,147	7,600

Net income	45,041	34,490	131,546	122,909
Preferred stock dividends	(5,282)	(5,282)	(15,848)	(15,847)

Net income applicable to common shares	$39,759	$29,208	$115,698	$107,062

Basic earnings per common share:
Continuing operations	$0.29	$0.26	$0.78	$0.76
Discontinued operations	—	(0.04)	0.08	0.05
Net income applicable to common shares	$0.29	$0.22	$0.86	$0.81

Diluted earnings per common share:
Continuing operations	$0.29	$0.25	$0.78	$0.75
Discontinued operations	—	(0.03)	0.08	0.05
Net income applicable to common shares	$0.29	$0.22	$0.86	$0.80

Weighted average shares used to calculate earnings per common share:
Basic	135,225	132,182	134,385	131,525

Diluted	136,135	133,584	135,291	133,047

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information

In thousands, except per share data

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Net income applicable to common shares	$39,759	$29,208	$115,698	$107,062
Real estate depreciation and amortization:
Continuing operations	27,631	22,412	78,607	62,574
Discontinued operations	98	732	500	3,046
Gain on sales of real estate	(273)	(5,839)	(9,177)	(16,108)
Equity (income) loss from unconsolidated joint ventures	531	459	232	(1,627)
FFO from unconsolidated joint ventures	1,339	2,220	7,069	6,711
Minority interests	3,415	2,946	9,593	9,099
Minority interests in FFO	(3,733)	(3,246)	(10,547)	(9,890)
Funds from operations applicable to common shares (1)	$68,767	$48,892	$191,975	$160,867

Distributions on convertible units	$2,407	$—	$6,640	$2,195

Diluted funds from operations applicable to common shares (1)	$71,174	$48,892	$198,615	$163,062

Basic funds from operations per common share (1)	$0.51	$0.37	$1.43	$1.22

Diluted funds from operations per common share (1)	$0.50	$0.37	$1.41	$1.21

Weighted average shares used to calculate diluted funds from operations per common share	141,866	133,584	140,556	134,799

Impairments	$—	$13,180	$—	$16,617

Per common share impact of impairments on diluted funds from operations	$—	$0.09	$—	$0.12

(1)

The Company believes that Funds From Operations (“FFO”) applicable to common shares, Diluted Funds From Operations applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheet

In thousands, except share and per share data

	September 30,	December 31,
	2005	2004
	(Unaudited)
Assets
Real estate:
Buildings and improvements	$3,418,604	$3,025,707
Developments in process	13,532	25,777
Land	347,164	299,461
Less accumulated depreciation and amortization	590,284	533,764
Net real estate	3,189,016	2,817,181

Loans receivable, net:
Joint venture partners	7,006	6,473
Others	142,868	139,919
Investments in and advances to unconsolidated joint ventures	49,750	60,506
Accounts receivable, net of allowance of $933 and $1,070, respectively	13,507	14,834
Cash and cash equivalents	38,174	16,962
Restricted cash	2,390	4,678
Intangibles, net	23,236	18,872
Other assets, net	28,997	24,294

Total assets	$3,494,944	$3,103,719

Liabilities and Stockholders’ Equity
Bank line of credit	$170,000	$300,100
Senior unsecured notes	1,470,386	1,046,690
Mortgage debt	213,726	140,501
Accounts payable and accrued liabilities	70,527	59,905
Deferred revenue	19,018	15,300
Total liabilities	1,943,657	1,562,496

Minority interests	140,903	121,781
Stockholders’ equity:
Preferred stock, $1.00 par value: 50,000,000 shares authorized; 11,820,000 shares issued and outstanding, liquidation preference of $25 per share	285,173	285,173
Common stock, $1.00 par value: 750,000,000 shares authorized; 135,858,452 and 133,658,318 shares issued and outstanding, respectively	135,858	133,658
Additional paid-in capital	1,446,496	1,403,335
Cumulative net income	1,479,635	1,348,089
Cumulative dividends	(1,925,725)	(1,739,859)
Other equity	(11,053)	(10,954)

Total stockholders’ equity	1,410,384	1,419,442

Total liabilities and stockholders’ equity	$3,494,944	$3,103,719

HEALTH CARE PROPERTY INVESTORS, INC.

Projected Funds From Operations (1)

(Unaudited)

PROJECTED FUTURE OPERATIONS (Full Year 2005):

	Low	High
Diluted earnings per common share	$1.15	$1.19
Gain on real estate dispositions	(0.08)	(0.08)
Real estate depreciation and amortization	0.77	0.77
Joint venture adjustments	0.01	0.01

Diluted funds from operations per common share (2)	$1.85	$1.89

(1)

The foregoing projections involve numerous assumptions including rental rates, occupancy levels and selling prices of properties, as well as real estate acquisition and disposition related volume, yields and timing. The projection ranges do not include the effects of any future impairments. By definition, FFO does not include real estate-related depreciation and amortization or gains and losses associated with real estate disposition activities, but does include impairment charges. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. The aforementioned ranges represent management’s best estimate of results based upon the underlying assumptions as of the date of this press release.

(2)

The Company believes that Diluted Funds From Operations per common share is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income. A reconciliation of net income applicable to common shares to FFO applicable to common shares is provided herein.